UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2017

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ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director.

On November 15, 2017, Terrance G. McGuire notified Acceleron Pharma Inc. (the “Company”) of his decision to resign from the Company's Board of Directors (the "Board") effective as of November 15, 2017. The resignation of Mr. McGuire was not caused by any disagreement with the Company.

(d) Election of Director.

On November 15, 2017, the Board, upon the recommendation of the Board's Nominating and Corporate Governance Committee, elected Karen L. Smith, M.D., Ph.D. to the Board as a Class II Director and to serve on the Compensation Committee. Class II Directors' terms expire at the 2018 annual meeting of stockholders. In connection with her election as a director, the Company granted Dr. Smith an option to purchase 20,000 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s common stock on the NASDAQ Global Market on November 15, 2017. Consistent with the Company’s non-employee director compensation policy, Dr. Smith will be eligible to receive annual cash retainer fees of $40,000 for service on the Board and $7,500 for service on the Compensation Committee, an annual stock option grant to purchase 7,500 shares of the Company’s common stock and an annual restricted stock unit grant representing the right to receive 1,250 shares of the Company's common stock, each prorated for her service during 2017. Dr. Smith has also entered into a customary indemnification agreement with the Company.

There is no arrangement or understanding between Dr. Smith and any other person pursuant to which Dr. Smith was elected as a director. Except as described herein, there are no existing or currently proposed transactions to which the Company or any of its subsidiaries is a party and in which Dr. Smith has a direct or indirect material interest. There are no family relationships between Dr. Smith and any of the directors or officers of the Company or any of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John D. Quisel, J.D., Ph.D.
John D. Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: November 15, 2017

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